Prospectus Supplement
John Hancock Funds III
John Hancock Global Shareholder Yield Fund (the fund)
Supplement dated September 15, 2023 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
As of March 31, 2024 (the Effective Date), William W. Priest, CFA will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Priest will be removed from the Summary Prospectus.
As of the Effective Date, John Tobin, Ph.D., CFA, Kera Van Valen, CFA, and Michael A.Welhoelter, CFA will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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